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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

     This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is made as of the 31st day of May, 2005 by and among UTi, UNITED STATES, INC., a New York corporation ("UTi"), UTi INTEGRATED LOGISTICS, INC., a South Carolina corporation f/k/a Standard Corporation ("Logistics"), UTi BROKERAGE, INC., a California corporation ("Brokerage" and, together with UTi, collectively, the "Companies" and each, individually, a "Company"), UTi (U.S.) HOLDINGS, INC., a Delaware corporation (the "Parent Guarantor"), UTi SERVICES, INC., a California corporation ("Services" and, together with the Companies and the Parent Guarantor, the "Loan Parties" and each, individually, a "Loan Parties"), the financial institutions that are or may from time to time hereafter become parties to the Credit Agreement defined below (together with their respective successors and assigns, the "Lenders"), LASALLE BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                R E C I T A L S:
                                ----------------

     A. The Administrative Agent, the Lenders and the Loan Parties are parties to that certain Credit Agreement dated as of August 5, 2004 (as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which, among other things, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions thereof, to make certain loans, advances and other financial accommodations to the Companies.

     B. The Loan Parties, the Administrative Agent and the Lenders are entering into this Amendment to modify certain of the terms of the Credit Agreement to extend the delivery date of the annual audited financial statements of the Parent Guarantor and its Subsidiaries from May 31, 2005 to July 31, 2005.

     NOW, THEREFORE, in consideration of the premises set forth above and the mutual covenants and promises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to the Credit Agreement. As of the Effective Date (as defined below), Section 10.1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

          Section 10.1.1 Annual Report. Promptly when available and in any event within 120 days after the close of each Fiscal Year (except that with respect to the Fiscal Year ended January 31, 2005, on or before July 31,
     2005): (a) a copy of the annual audit report of the Parent Guarantor and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets and statements of earnings and cash flows of the Parent Guarantor and its Subsidiaries as at the end of such Fiscal Year, certified without adverse



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     reference to going concern value and without qualification by independent auditors of recognized standing selected by the Parent Guarantor and reasonably acceptable to the Administrative Agent, together with (i) a written statement from such accountants to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, nothing came to their attention that caused them to believe that the Parent Guarantor was not in compliance with any provision of
     Section 11.4 or 11.14 of this Agreement insofar as such provision relates to accounting matters or, if something has come to their attention that caused them to believe that the Parent Guarantor was not in compliance with any such provision, describing such non-compliance in reasonable detail and
     (ii) a comparison with the budget for such Fiscal Year and a comparison with the previous Fiscal Year; and (b) a consolidating balance sheet of the Parent Guarantor and its Subsidiaries as of the end of such Fiscal Year and consolidating statement of earnings and cash flows for the Parent Guarantor and its Subsidiaries for such Fiscal Year, certified by a Senior Officer of the Parent Guarantor.

     SECTION 2. Reaffirmation. Each Loan Party, in its capacity under each of the Loan Documents to which it is a party (including the capacities of debtor and pledgor, as applicable, and each other similar capacity, if any, in which such Loan Party has granted liens on all or any part of its properties or assets, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby (a) expressly reaffirms and assumes (on the same basis as set forth in the Credit Agreement (as amended hereby) and each other Loan Document, in each case, to which it is a party) all of such Loan Party's obligations and liabilities to the Administrative Agent and the Lenders as set forth in the Credit Agreement (as amended hereby) and in each other Loan Document, in each case, to which it is a party, and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, guarantees, indemnities and covenants contained in the Credit Agreement and each other Loan Document to which it is a party, as such obligations and liabilities have been amended by this Amendment, and hereby ratifies, confirms and reaffirms in all respects all obligations and liabilities of such Loan Party under the Loan Documents; (b) to the extent such Loan Party has granted liens on any of its properties or assets pursuant to any of the Loan Documents to secure the prompt and complete payment, performance and/or observance of all or any part of its obligations to the Administrative Agent and the Lenders, and hereby acknowledges, ratifies, confirms and reaffirms such grant of liens, and acknowledges and agrees that all of such liens are intended and shall be deemed and construed to secure to the fullest extent set forth therein all now existing and hereafter arising obligations under the Loan Documents to which it is a party, as amended, restated, supplemented and otherwise modified and in effect from time to time; and (c) acknowledges and agrees that the Administrative Agent and the Lenders have fully performed all of their respective obligations to the Loan Parties.

     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon satisfaction of the following conditions precedent (such date being the "Effective Date"):

          (a) The Administrative Agent shall have received eight (8) fully-executed copies of this Amendment;


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          (b) All of the representations and warranties set forth in Section 4 of this Amendment shall be true and correct; and

          (c) No Unmatured Event of Default or Event of Default is outstanding.

     SECTION 4. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Loan Parties each hereby jointly and severally represents and warrants that:

     4.1. Compliance with Loan Documents. On the date hereof, each Loan Party is in compliance with the terms and provisions set forth in the Credit Agreement and the other Loan Documents to which it is a party (in each case, as modified by this Amendment), and no Unmatured Event of Default or Event of Default has occurred and is continuing which has not been waived in writing by the Administrative Agent and the Lenders.

     4.2. Representations and Warranties. On the date hereof, the representations, warranties and covenants of the Loan Parties set forth in the Credit Agreement and the other Loan Documents, are true and correct with the same effect as though such representations and warranties and covenants had been made on the date hereof, except to the extent that such representations and warranties and covenants expressly relate to an earlier date.

     4.3. Corporate Authority of the Loan Parties. Each Loan Party has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement (as amended hereby), all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment as against any Loan Party.

     4.4. Amendment as Binding Agreement. This Amendment and the Credit Agreement (as amended hereby) and the other Loan Documents constitute the valid and legally binding obligation of each Loan Party party thereto, fully enforceable against each such Loan Party, in accordance with its terms.

     4.5. No Conflicting Agreements. Neither the execution and performance by the Loan Parties (or any of them) of this Amendment will (i) violate any provision of law, any order of any court or other agency of government, or the charter, bylaws or other organizational documents of any Loan Party, (ii) violate any indenture, contract, agreement or other instrument to which any Loan Party is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Loan Party, other than Permitted Liens.

     SECTION 5. General Provision.

     5.1. Except as expressly amended by this Amendment, the terms and provisions of the Credit Agreement, the Guaranty and Collateral Agreement and each of the


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other Loan Documents, shall remain unchanged and are in all other respects ratified and confirmed and remain in full force and effect. This Amendment shall not waive any Loan Party's compliance with any terms of the Credit Agreement, the Guaranty and Collateral Agreement or any of the other Loan Document, and except as expressly set forth herein, the Administrative Agent and the Lenders reserve all rights and remedies with respect to any such non-compliance.

     5.2. The Loan Parties hereby jointly and severally agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation and consummation of this Amendment, and all other documents related thereto, including, without limitation, the reasonable fees and expenses of the Administrative Agent's counsel, and any filing fees and recordation tax required in connection with the filing of any documents necessary to consummate the provisions of this Amendment.

     5.3. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

     5.4. This Amendment may be executed in any number of counterparts.

     5.5. On or after the Effective Date, each reference in the Credit Agreement or the Guaranty and Collateral Agreement to this "Agreement", "hereof", or words of like import, and all references in any other Loan Document to the Credit Agreement or the Guaranty and Collateral Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement or the Guaranty and Collateral Agreement, respectively, as amended hereby.

     5.6. The recitals to this Amendment are incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

     5.7. This Amendment shall inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

                  [remainder of page intentionally left blank;
                             signature pages follow]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or members thereunto duly authorized, as of the date first above written.

                                       LOAN PARTIES:
                                       ------------

                                       UTi UNITED STATES, INC.


                                       By:    /s/ Steve C. Savarese
                                              ---------------------------------
                                       Title: Secretary
                                              ---------------------------------


                                       UTi INTEGRATED LOGISTICS, INC., formerly known as Standard Corporation


                                       By:    /s/ Steve C. Savarese
                                              ---------------------------------
                                       Title: Secretary
                                              ---------------------------------


                                       UTi (U.S.) HOLDINGS, INC.


                                       By:    /s/ Steve C. Savarese
                                              ---------------------------------
                                       Title: Secretary
                                              ---------------------------------


                                       UTi BROKERAGE, INC.


                                       By:    /s/ Steve C. Savarese
                                              ---------------------------------
                                       Title: Secretary
                                              ---------------------------------


                                       UTi SERVICES, INC.


                                       By:    /s/ Steve C. Savarese
                                              ---------------------------------
                                       Title: Secretary
                                              ---------------------------------


                      [signature page to Amendment No. 1]
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                                       ADMINISTRATIVE AGENT AND LENDERS:
                                       --------------------------------

                                       LASALLE BANK NATIONAL ASSOCIATION, as
                                       Administrative Agent and as a Lender


                                       By:    /s/ Lora Backofen
                                              ---------------------------------
                                       Title: First Vice President
                                              ---------------------------------


                                       BANK OF AMERICA, as a Lender


                                       By:    /s/ Scott K. Mitchell
                                              ---------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------


                                       THE BANK OF NEW YORK, as a Lender


                                       By:    /s/ Edward Nallan
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------



                      [signature page to Amendment No. 1]